UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 4, 2009

                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-16075                   86-0449546
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


             1212 S. Flower Street, 5th Floor, Los Angeles, CA 90015
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On May 4, 2009, but effective as of April 1, 2009, the Company entered into a consulting agreement with Innovative Brand Solutions LLC, an entity owned by one of the Company's directors, Susan White. The agreement provides that Susan White, through Innovative Brand Solutions, LLC, will provide marketing and branding services on behalf of the Company for a period of one year ending April 1, 2010 and will receive a monthly payment of $10,000 during the term of the agreement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   People's Liberation, Inc.

Date:    May 7, 2009               By: /s/ Darryn Barber
                                       -------------------------------------
                                       Darryn Barber
                                       Chief Financial Officer and President


                                       3